SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2003
                                                         ----------------



                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


     001-05767                                           54-0493875
     ---------                                           ----------
    (Commission                                       (I.R.S. Employer
     File No.)                                       Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)




                                 (804) 527-4000
                                 --------------
                         (Registrant's telephone number,
                              including area code)






ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 22, 2003, Circuit City Stores, Inc. announced that it has entered into an agreement to sell its bankcard operation. Additional information regarding the components of pretax finance income (loss) for each quarter for the first six months of the current fiscal year and for each quarter for fiscal 2003 are being furnished with this report as Exhibit 99, and is incorporated herein by reference.














                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CIRCUIT CITY STORES, INC.



                                          By: /s/Philip J. Dunn
                                              -------------------------------
                                              Philip J. Dunn
                                              Senior Vice President, Treasurer,
                                              Corporate Controller and
                                              Chief Accounting Officer



Date: October 22, 2003








                                INDEX TO EXHIBIT


The exhibit listed in this index is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Exhibit No.       Description of Exhibit
-----------       ----------------------
99                Finance income (loss).